EXHIBIT 99.1

Westamerica Bancorporation Reports First Quarter 2020 Financial Results

SAN RAFAEL, Calif., April 16, 2020 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the first quarter 2020 of $17.0 million and diluted earnings per common share ("EPS") of $0.63. First quarter 2020 results include a provision for credit losses of $4.3 million, which reduced EPS $0.11, representing Management’s estimate of additional reserves needed over the remaining life of its loans due to increased credit-risk from deteriorating economic conditions caused by the Covid-19 pandemic. These results compare to net income of $20.7 million and EPS of $0.77 for the fourth quarter 2019 and net income of $19.6 million and EPS of $0.73 for the first quarter 2019.

"Westamerica’s primary objective during the Covid-19 pandemic is to operate without interruption for our customers. As of today, our staffing levels are unaffected, our operating systems remain fully functional, and all but one of our branches are open. The business environment is highly uncertain at this time given the Covid-19 impacts on society and the economy. Westamerica’s annualized net interest margin increased to 3.10 percent for the first quarter 2020 from 3.08 percent in the fourth quarter 2019. Operating expenses were $24.7 million for the first quarter 2020, representing only 47 percent of revenues on a fully-taxable equivalent basis. First quarter 2020 results generated an annualized 9.7 percent return on average common equity, and shareholders were paid a $0.41 per common share dividend during the quarter,” said Chairman, President and CEO David Payne. “The well-being of our customers, employees and communities is of principal concern during this difficult period,” concluded Payne.

Net interest income on a fully-taxable equivalent (FTE) basis was $40.5 million for the first quarter 2020, compared to $40.5 million for the fourth quarter 2019 and $40.2 million for the first quarter 2019. The annualized net interest margin (FTE) was 3.10 percent for the first quarter 2020, compared to 3.08 percent for the fourth quarter 2019 and 3.12 percent for the first quarter 2019. The Federal Open Market Committee (“FOMC”) reduced the interest rate paid on required reserves and excess reserve balances to 0.10 percent on March 16, 2020, which reduced the interest earned on Westamerica’s interest-bearing cash balances. Westamerica has taken loan applications under the United States Small Business Administration’s Paycheck Protection Program. Westamerica’s interest-bearing loans and investment securities are funded exclusively by shareholders’ equity and customers’ deposits. Checking and savings deposits represented ninety-six percent of the Company’s average deposit base during the first quarter 2020. Average deposit volumes during the first quarter 2020 of $4,829 million were stable compared to average deposit volumes during the fourth quarter 2019 and first quarter 2019 of $4,840 million and $4,835 million, respectively. The Company has no debt.

The Company adopted Accounting Standards Update 2016-13, “Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments” (“CECL”), effective January 1, 2020 with a net-of-tax increase to shareholders’ equity of $52 thousand. The Covid-19 environment, which developed after the CECL implementation, has caused deteriorating economic conditions, including a record number of California-based initial claims for unemployment in March 2020. Management expects developing increases in unemployment to result in higher credit-related losses, particularly consumer installment loans. The Company has been actively working with consumer and commercial borrowers requesting deferral of loan payments. The Company recognized a $4.3 million provision for credit losses in the first quarter 2020 representing Management’s estimate of additional reserves needed over the remaining life of its loans due to increased credit-risk from deteriorating economic conditions caused by the Covid-19 pandemic.

Noninterest income for the first quarter 2020 totaled $11.6 million, compared to $11.7 million for the fourth quarter 2019, and $11.6 million for the first quarter 2019. First quarter 2020 non-interest income includes a $603 thousand receipt on a purchased loan, representing the recovery of a purchased loan credit-risk discount. During the month of March 2020, activity-based fees related to deposit accounts and merchant processing fees were lower due to reduced economic activity related to the Covid-19 pandemic.

Noninterest expense for the first quarter 2020 was $455 thousand higher than noninterest expense for the fourth quarter 2019 due to higher personnel costs offset in part by lower professional fees. Noninterest expense for the first quarter 2020 was $519 thousand lower than noninterest expense for the first quarter 2019 due to lower occupancy and equipment costs, professional fees, FDIC assessments and amortization of intangible assets. First quarter 2020 noninterest expense reflects application of a $246 thousand FDIC insurance assessment credit; the Company’s credit is fully exhausted.

The tax rate (FTE) applied to pre-tax income (FTE) was 27.0 percent for the first quarter 2020, compared to 26.0 percent for the fourth quarter 2019 and 26.3 percent for the first quarter 2019. The lower tax rate for the fourth quarter 2019 is due to a customary adjustment to true-up the Company’s 2018 estimated tax provision to the filed 2018 tax return. The lower tax rate for the first quarter 2019 is due to higher tax deductions from the exercise of employee stock options.

Westamerica Bancorporation’s wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Robert A. Thorson – SVP & Treasurer
707-863-6840
investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the Form 8-K filed on April 16, 2020, the annual report for the year ended December 31, 2019 filed on Form 10-K and quarterly report for the quarter ended September 30, 2019 filed on Form 10-Q, describe some of these factors, including certain pandemic, credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, cyber security risks, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
March 31, 2020

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q1'2020	Q1'2019	Change	Q4'2019

Net Interest and Fee Income (FTE)	$40,547	$40,247	0.7%	$40,481
Provision for Credit Losses	4,300	-	n/m	-
Noninterest Income	11,648	11,579	0.6%	11,732
Noninterest Expense	24,664	25,183	-2.1%	24,209
Income Before Taxes (FTE)	23,231	26,643	-12.8%	28,004
Income Tax Provision (FTE)	6,269	6,997	-10.4%	7,276
Net Income	$16,962	$19,646	-13.7%	$20,728

Average Common Shares Outstanding	27,068	26,841	0.8%	27,050
Diluted Average Common Shares	27,139	26,912	0.8%	27,094

Operating Ratios:
Basic Earnings Per Common Share	$0.63	$0.73	-14.2%	$0.77
Diluted Earnings Per Common Share	$0.63	0.73	-14.4%	0.77
Return On Assets (a)	1.21%	1.42%		1.46%
Return On Common Equity (a)	9.7%	12.2%		11.8%
Net Interest Margin (FTE) (a)	3.10%	3.12%		3.08%
Efficiency Ratio (FTE)	47.3%	48.6%		46.4%

Dividends Paid Per Common Share	$0.41	$0.40	2.5%	$0.41
Common Dividend Payout Ratio	66%	55%		53%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q1'2020	Q1'2019	Change	Q4'2019

Interest and Fee Income (FTE)	$40,989	$40,741	0.6%	$40,932
Interest Expense	442	494	-10.5%	451
Net Interest and Fee Income (FTE)	$40,547	$40,247	0.7%	$40,481

Average Earning Assets	$5,242,142	$5,184,978	1.1%	$5,243,783
Average Interest-
Bearing Liabilities	2,648,581	2,689,684	-1.5%	2,599,703

Yield on Earning Assets (FTE) (a)	3.13%	3.16%		3.11%
Cost of Funds (a)	0.03%	0.04%		0.03%
Net Interest Margin (FTE) (a)	3.10%	3.12%		3.08%
Interest Expense/
Interest-Bearing Liabilities (a)	0.07%	0.08%		0.07%
Net Interest Spread (FTE) (a)	3.06%	3.08%		3.04%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q1'2020	Q1'2019	Change	Q4'2019

Total Assets	$5,655,460	$5,611,762	0.8%	$5,645,013
Total Earning Assets	5,242,142	5,184,978	1.1%	5,243,783
Total Loans	1,123,934	1,205,656	-6.8%	1,116,446
Commercial Loans	223,383	281,465	-20.6%	219,710
Commercial RE Loans	579,743	580,178	-0.1%	568,892
Consumer Loans	320,808	344,013	-6.7%	327,844
Total Investment Securities	3,845,885	3,689,852	4.2%	3,792,781
Equity Securities	-	1,748	n/m	-
Debt Securities Available For Sale	3,135,743	2,734,658	14.7%	3,027,461
Debt Securities Held To Maturity	710,142	953,446	-25.5%	765,320
Total Interest-Bearing Cash	272,323	289,470	-5.9%	334,556

Loans/Deposits	23.3%	24.9%		23.1%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q1'2020	Q1'2019	Change	Q4'2019

Total Deposits	$4,828,988	$4,834,690	-0.1%	$4,839,552
Noninterest Demand	2,222,737	2,204,232	0.8%	2,279,615
Interest-Bearing Transaction	941,720	946,458	-0.5%	922,772
Savings	1,496,362	1,492,100	0.3%	1,464,206
Time greater than $100K	73,849	82,796	-10.8%	75,314
Time less than $100K	94,320	109,104	-13.6%	97,645
Total Short-Term Borrowings	42,330	59,226	-28.5%	39,766
Shareholders' Equity	705,330	655,380	7.6%	694,709

Demand Deposits/
Total Deposits	46.0%	45.6%		47.1%
Transaction & Savings
Deposits / Total Deposits	96.5%	96.0%		96.4%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q1'2020
	Average	Income/	Yield (a) /
	Volume	Expense	Rate
Interest & Fee Income Earned
Total Earning Assets (FTE)	$5,242,142	$40,989	3.13%
Total Loans (FTE)	1,123,934	13,910	4.98%
Commercial Loans (FTE)	223,383	2,776	5.00%
Commercial RE Loans	579,743	7,599	5.27%
Consumer Loans	320,808	3,535	4.43%
Total Investments (FTE)	3,845,885	26,223	2.73%
Total Interest-Bearing Cash	272,323	856	1.24%

Interest Expense Paid
Total Earning Assets	5,242,142	442	0.03%
Total Interest-Bearing Liabilities	2,648,581	442	0.07%
Total Interest-Bearing Deposits	2,606,251	434	0.07%
Interest-Bearing Transaction	941,720	84	0.04%
Savings	1,496,362	217	0.06%
Time less than $100K	94,320	54	0.23%
Time greater than $100K	73,849	79	0.43%
Total Short-Term Borrowings	42,330	8	0.07%

Net Interest Income and
Margin (FTE)		$40,547	3.10%

	Q1'2019
	Average	Income/	Yield (a) /
	Volume	Expense	Rate
Interest & Fee Income Earned
Total Earning Assets (FTE)	$5,184,978	$40,741	3.16%
Total Loans (FTE)	1,205,656	14,908	5.01%
Commercial Loans (FTE)	281,465	3,766	5.43%
Commercial RE Loans	580,178	7,577	5.30%
Consumer Loans	344,013	3,565	4.19%
Total Investments (FTE)	3,689,852	24,095	2.61%
Total Interest-Bearing Cash	289,470	1,738	2.40%

Interest Expense Paid
Total Earning Assets	5,184,978	494	0.04%
Total Interest-Bearing Liabilities	2,689,684	494	0.08%
Total Interest-Bearing Deposits	2,630,458	485	0.07%
Interest-Bearing Transaction	946,458	121	0.05%
Savings	1,492,100	216	0.06%
Time less than $100K	109,104	66	0.24%
Time greater than $100K	82,796	82	0.40%
Total Short-Term Borrowings	59,226	9	0.06%

Net Interest Income and
Margin (FTE)		$40,247	3.12%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q1'2020	Q1'2019	Change	Q4'2019

Service Charges on Deposits	$4,248	$4,504	-5.7%	$4,374
Merchant Processing Services	2,358	2,558	-7.8%	2,424
Debit Card Fees	1,468	1,507	-2.6%	1,568
Trust Fees	777	717	8.4%	764
ATM Processing Fees	579	633	-8.5%	696
Other Service Fees	506	577	-12.3%	513
Financial Services Commissions	125	101	24.6%	122
Securities Gains	-	24	n/m	167
Other Income (3)	1,587	958	65.7%	1,104
Total Noninterest Income	$11,648	$11,579	0.6%	$11,732

Total Revenue (FTE)	$52,195	$51,826	0.7%	$52,213
Noninterest Income/Revenue (FTE)	22.3%	22.3%		22.5%
Service Charges/Avg. Deposits (a)	0.35%	0.38%		0.36%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.76	$7.83	-1.0%	$7.66

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q1'2020	Q1'2019	Change	Q4'2019

Salaries & Benefits	$13,018	$13,108	-0.7%	$12,297
Occupancy and Equipment	4,932	5,048	-2.3%	5,077
Outsourced Data Processing	2,405	2,369	1.5%	2,361
Courier Service	491	442	11.0%	529
Professional Fees	389	665	-41.5%	674
Amortization of
Identifiable Intangibles	73	310	-76.5%	73
Other Operating	3,356	3,241	3.5%	3,198
Total Noninterest Expense	$24,664	$25,183	-2.1%	$24,209

Noninterest Expense/
Avg. Earning Assets (a)	1.89%	1.97%		1.83%
Noninterest Expense/Revenues (FTE)	47.3%	48.6%		46.4%

8. Allowance for Credit Losses.
	(dollars in thousands)
			%
	Q1'2020	Q1'2019	Change	Q4'2019

Average Total Loans	$1,123,934	$1,205,656	-6.8%	$1,116,446

Prior Period Allowance for
Credit Losses (Loans) (ACLL)	$19,484	$21,351	-8.7%	$19,828
Adoption of ASU 2016-13 (1)	2,017	-	n/m	-
Beginning of Period ACLL	21,501	21,351	0.7%	19,828
Provision for Credit Losses	4,300	-	n/m	-
Net ACLL Losses	(997)	(874)	14.2%	(344)
End of Period ACLL	$24,804	$20,477	21.1%	$19,484
Gross ACLL Recoveries /
Gross ACLL Losses	37%	37%		71%
Net ACLL Losses /
Avg. Total Loans (a)	0.36%	0.29%		0.12%

	(dollars in thousands)
			%
	3/31/20	3/31/19	Change	12/31/19
Allowance for Credit Losses (Loans)	$24,804	$20,477	21.1%	$19,484
Allowance for Credit Losses
(HTM Securities)	16	-	n/m	-
Total Allowance for Credit Losses	$24,820	$20,477	21.2%	$19,484

Allowance for Unfunded
Credit Commitments	53	2,308	-97.7%	2,160

9. Credit Quality.
	(dollars in thousands)
			%
	3/31/20	3/31/19	Change	12/31/19
Nonperforming Loans:
Nonperforming Nonaccrual	$419	$330	27.0%	$659
Performing Nonaccrual	3,933	3,670	7.2%	3,781
Total Nonaccrual Loans	4,352	4,000	8.8%	4,440
90+ Days Past Due Accruing Loans	178	394	-54.8%	440
Total	4,530	4,394	3.1%	4,880
Repossessed Loan Collateral	43	43	-0.9%	43
Total Nonperforming Assets	$4,573	$4,437	3.1%	$4,923

Total Loans Outstanding	$1,121,243	$1,204,844	-6.9%	$1,126,664

Total Assets	$5,628,126	$5,555,961	1.3%	$5,619,555

Loans:
Allowance for Credit Losses (Loans)	$24,804	$20,477	21.1%	$19,484
Allowance for Credit Losses (Loans) /
Loans	2.21%	1.70%		1.73%
Nonperforming Loans/Total Loans	0.40%	0.36%		0.43%

10. Capital.
	(in thousands, except per-share amounts)
			%
	3/31/20	3/31/19	Change	12/31/19

Shareholders' Equity	$705,546	$656,767	7.4%	$731,417
Total Assets	5,628,126	5,555,961	1.3%	5,619,555
Shareholders' Equity/
Total Assets	12.54%	11.82%		13.02%
Shareholders' Equity/
Total Loans	62.93%	54.51%		64.92%
Tangible Common Equity Ratio	10.58%	9.82%		11.07%
Common Shares Outstanding	26,932	26,901	0.1%	27,062
Common Equity Per Share	$26.20	$24.41	7.3%	$27.03
Market Value Per Common Share	$58.78	$61.80	-4.9%	$67.77

Share Repurchase Programs
	(shares in thousands)
			%
	Q1'2020	Q1'2019	Change	Q4'2019

Total Shares Repurchased	180	-	n/m	-
Average Repurchase Price	$51.52	$-	n/m	$-
Net Shares Repurchased (Issued)	130	(171)	n/m	(48)

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	3/31/20	3/31/19	Change	12/31/19
Assets:
Cash and Due from Banks	$304,628	$421,788	-27.8%	$373,421

Investment Securities:
Equity Securities	-	1,771	n/m	-
Debt Securities Available For Sale	3,210,689	2,702,240	18.8%	3,078,846
Debt Securities Held To Maturity (2)	681,821	923,190	-26.1%	738,072

Loans	1,121,243	1,204,844	-6.9%	1,126,664
Allowance For Credit Losses (Loans)	(24,804)	(20,477)	21.1%	(19,484)
Total Loans, net	1,096,439	1,184,367	-7.4%	1,107,180

Other Real Estate Owned	43	43	0.0%	43
Premises and Equipment, net	35,403	33,934	4.3%	34,597
Identifiable Intangibles, net	1,318	1,619	-18.6%	1,391
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	176,112	165,336	6.5%	164,332

Total Assets	$5,628,126	$5,555,961	1.3%	$5,619,555

Liabilities and Shareholders' Equity:
Deposits:
Noninterest-Bearing	$2,183,283	$2,179,803	0.2%	$2,240,112
Interest-Bearing Transaction	936,516	941,379	-0.5%	931,888
Savings	1,514,431	1,482,187	2.2%	1,471,284
Time	165,196	189,215	-12.7%	169,337
Total Deposits	4,799,426	4,792,584	0.1%	4,812,621

Short-Term Borrowed Funds	52,664	58,317	-9.7%	30,928
Other Liabilities	70,490	48,293	46.0%	44,589
Total Liabilities	4,922,580	4,899,194	0.5%	4,888,138

Shareholders' Equity:
Common Equity:
Paid-In Capital	466,472	456,075	2.3%	466,231
Accumulated Other
Comprehensive Income (Loss)	171	(11,249)	n/m	26,051
Retained Earnings	238,903	211,941	12.7%	239,135
Total Shareholders' Equity	705,546	656,767	7.4%	731,417

Total Liabilities and
Shareholders' Equity	$5,628,126	$5,555,961	1.3%	$5,619,555

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q1'2020	Q1'2019	Change	Q4'2019
Interest & Fee Income:
Loans	$13,809	$14,797	-6.7%	$14,103
Investment Securities:
Equity Securities	103	98	5.1%	103
Debt Securities Available For Sale	21,315	17,521	21.7%	20,067
Debt Securities Held To Maturity	3,908	5,329	-26.7%	4,209
Interest-Bearing Cash	856	1,738	-50.7%	1,396
Total Interest & Fee Income	39,991	39,483	1.3%	39,878

Interest Expense:
Transaction Deposits	84	121	-31.1%	89
Savings Deposits	217	216	0.4%	215
Time Deposits	133	148	-9.6%	140
Short-Term Borrowed Funds	8	9	-11.6%	7
Total Interest Expense	442	494	-10.5%	451

Net Interest Income	39,549	38,989	1.4%	39,427

Provision for Credit Losses	4,300	-	n/m	-

Noninterest Income:
Service Charges	4,248	4,504	-5.7%	4,374
Merchant Processing Services	2,358	2,558	-7.8%	2,424
Debit Card Fees	1,468	1,507	-2.6%	1,568
Trust Fees	777	717	8.4%	764
ATM Processing Fees	579	633	-8.5%	696
Other Service Fees	506	577	-12.3%	513
Financial Services Commissions	125	101	24.6%	122
Securities Gains	-	24	n/m	167
Other Income (3)	1,587	958	65.7%	1,104
Total Noninterest Income	11,648	11,579	0.6%	11,732

Noninterest Expense:
Salaries and Benefits	13,018	13,108	-0.7%	12,297
Occupancy and Equipment	4,932	5,048	-2.3%	5,077
Outsourced Data Processing	2,405	2,369	1.5%	2,361
Courier Service	491	442	11.0%	529
Professional Fees	389	665	-41.5%	674
Amortization of Identifiable Intangibles	73	310	-76.5%	73
Other	3,356	3,241	3.5%	3,198
Total Noninterest Expense	24,664	25,183	-2.1%	24,209

Income Before Income Taxes	22,233	25,385	-12.4%	26,950
Income Tax Provision	5,271	5,739	-8.2%	6,222
Net Income	$16,962	$19,646	-13.7%	$20,728

Average Common Shares Outstanding	27,068	26,841	0.8%	27,050
Diluted Common Shares Outstanding	27,139	26,912	0.8%	27,094

Per Common Share Data:
Basic Earnings	$0.63	$0.73	-13.7%	$0.77
Diluted Earnings	0.63	0.73	-13.7%	0.77
Dividends Paid	0.41	0.40	2.5%	0.41

Footnotes and Abbreviations:

(1) Effective January 1, 2020, the Company adopted Accounting Standards Update (ASU) 2016-13, Financial Instruments - Credit Losses: Measurement of Credit Losses on Financial Instruments ("CECL"), resulting in a period opening adjustment to the allowance for loan losses, held-to-maturity debt securities, other liabilities, deferred tax assets, and shareholders' equity.

(2) The Company adopted ASU 2016-13, effective January 1, 2020. Debt Securities Held To Maturity at March 31, 2020, of $681,821 thousand is net of related reserve for expected credit losses of $16 thousand.

(3) The Company received $603 thousand in excess of amounts charged-off in prior periods on a purchased loan during the quarter ending March 31, 2020, representing the recovery of a purchased loan credit-risk discount.

(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a relatively large portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.

(a) Annualized

Certain amounts in prior periods have been reclassified to conform to the current presentation.